Exhibit 10.3

FIRST AMENDMENT

This FIRST AMENDMENT (this “Amendment”), dated as of June 28, 2011, among IMATION CORP., a Delaware corporation (“Imation”), IMATION ENTERPRISES CORP., a Delaware corporation (“Enterprises”) (each of Imation and Enterprises being referred to herein as a “US Borrower” and together as the “US Borrowers”), IMATION EUROPE B.V., a company organized under the laws of the Netherlands with a corporate seat in Amsterdam, the Netherlands (the “European Borrower” and together with the US Borrowers, each a “Borrower” and collectively, the “Borrowers”), each lender from time to time party to the Credit Agreement referred to below (each, a “Lender”, and collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer.
RECITALS
A.    The Borrowers, the Lenders, and the Administrative Agent are party to an Amended and Restated Credit Agreement dated as of August 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrowers.
B.    The Borrowers have requested that the Administrative Agent and the Lenders agree to certain amendments with respect to the Credit Agreement, and subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders have agreed to grant such requests of the Borrowers.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Amendment). As used herein, “Guarantor Consent” means a Guarantor Consent in substantially the form attached hereto as Exhibit A.
2.Credit Agreement Amendments. The Credit Agreement is hereby amended as follows:

(a)    Amendment to Section 6.02(f) of the Credit Agreement. Section 6.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f)    (i) beginning with the calendar quarter ending March 31, 2011, within 20 days after the end of each calendar quarter, the Borrower Agent shall deliver to the Administrative Agent (and the Administrative Agent shall promptly deliver same to Lenders) (A) a Borrowing Base Certificate calculating the US Borrowing Base prepared as of the close of business of such calendar quarter, and at such other times as the Administrative Agent may request and (B) a Borrowing Base Certificate calculating the European Borrowing Base prepared as of the close of business of such calendar quarter, and at such other times as the Administrative Agent may request and (ii) beginning with the month ending May 31, 2011, within 20 days after the end of each month, the Borrower Agent shall deliver to the Administrative Agent a calculation of US Availability plus Domestic Controlled Cash prepared as of the close of business of such month based on the calculations set forth in the most recently delivered Borrowing Base Certificate delivered pursuant to clause (i). All calculations of US Availability and European Availability in any Borrowing Base Certificate shall originally be made by Borrowers and certified by a Responsible Officer, provided that the Administrative Agent may from time to time review and adjust any such calculation (1) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in any Dominion Account, or otherwise; (2) to adjust advance rates in its Permitted Discretion to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (3) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserves. Notwithstanding anything in the foregoing to the contrary, Borrowing Base Certificates calculating each of the US Borrowing Base and the European Borrowing Base shall be required for any month if US Availability plus Domestic Controlled Cash is less than $100,000,000 or the Outstanding Amount of all Loans and L/C Obligations with respect to Letters of Credit is greater than $5,000,000;”
(b)    Amendment to Section 6.02(g) of the Credit Agreement. Section 6.02(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g)    beginning with the calendar quarter ending March 31, 2011, the Borrower Agent shall provide to the Administrative Agent, within 20 days after the end of each calendar quarter, (i) with respect to the US Loan Parties, (A) a detailed aged trial balance of all Accounts as of the end of such calendar quarter, specifying each Account's Account Debtor name and address, amount, invoice date and due date, showing any discount, allowance, credit, authorized return or dispute, and including such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, and status reports, (B) inventory reports by location of the US Loan Parties, and (C) such other reports and information as the Administrative Agent may reasonably request, in each case, in form satisfactory to the Administrative Agent and (ii) with respect to the European Borrower, (A) a detailed aged trial balance of all Accounts as of the end of such calendar quarter, specifying each Account's Account Debtor name and address, amount, invoice date and due date, showing any discount, allowance, credit, authorized return or dispute, and including such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, and status reports, (B) inventory reports by location of the European Borrower, and (C) such other reports and information as the Administrative Agent may reasonably request, in each case, in form satisfactory to the Administrative Agent. If Accounts in an aggregate face amount of $5,000,000 or more cease to be Eligible Accounts, the Borrower Agent shall notify the Administrative Agent of such occurrence promptly after any Borrower has knowledge thereof and shall identify whether such Accounts are Eligible US Accounts or Eligible European Accounts. Notwithstanding anything in the foregoing to the contrary, each of the foregoing reports in this clause (g) shall be required for any month if US Availability plus Domestic Controlled Cash is less than $100,000,000 or the Outstanding Amount of all Loans and L/C Obligations with respect to Letters of Credit is greater than $5,000,000;”
(c)    Amendment to Section 4.02 of the Credit Agreement. Section 4.02 of the Credit Agreement is hereby amended by adding the following new clause (e) immediately following clause (d) thereof:
“(e)    If the proposed Credit Extension is greater than or equal to $5,000,000 or would cause the Outstanding Amount of all Loans and L/C Obligations with respect to Letters of Credit to equal or exceed $5,000,000, the Borrower Agent shall have delivered to the Administrative Agent a current Borrowing Base Certificate for each of the US Borrowing Base and the European Borrowing Base for the month most recently ended, calculated as if monthly reporting was required pursuant to Section 6.02(f).”
3.Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date such conditions are satisfied, the “Effective Date”):

(a)the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, the Required Lenders and the Borrowers;
(b)the Administrative Agent shall have received counterparts of the Guarantor Consent executed by each Guarantor; and
(c)the Borrowers shall have paid all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Winston & Strawn LLP.
4.Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrowers, on the one hand, and the Administrative Agent or any other Lender, on the other hand.
5.Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)    After giving effect to this Amendment, no Default has occurred and is continuing.
(b)    The execution, delivery and performance by each Borrower of this Amendment and by each Guarantor of the Guarantor Consent have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.
(c)    The Amendment constitutes the legal, valid and binding obligation of each Borrower and each Guarantor, as applicable, and is enforceable against each such Person in accordance with their respective terms, without defense, counterclaim or offset.
(d)    All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date.
(e)    Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.
6.Miscellaneous.
(a)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.
(b)    THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF

RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(c)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.
(d)    This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.
(e)    If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.
(f)    Each Borrower covenants to pay to or reimburse the Administrative Agent, upon demand, for all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.
(g)    This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[Signature Pages Follow]

[First Amendment - Imation]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
IMATION CORP., as a Borrower

By:     _________________________________

Name:     _________________________________

Title:     _________________________________
IMATION ENTERPRISES CORP., as a Borrower

By:     _________________________________

Name:     _________________________________

Title:     _________________________________

IMATION EUROPE B.V., as a Borrower

By:     _________________________________

Name:     _________________________________

Title:     _________________________________

[First Amendment - Imation]

BANK OF AMERICA, N.A., as Administrative Agent

By:     _________________________________

Name:     _________________________________

Title:     _________________________________
BANK OF AMERICA, N.A., as L/C Issuer and as a Lender

By:     _________________________________

Name:     _________________________________

Title:     _________________________________

[First Amendment - Imation]
JPMORGAN CHASE BANK, N.A., as a Lender

By:     _________________________________

Name:     _________________________________

Title:     _________________________________

[First Amendment - Imation]
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:     _________________________________

Name:     _________________________________

Title:     _________________________________

[First Amendment - Imation]
US BANK NATIONAL ASSOCIATION, as a Lender

By:     _________________________________

Name:     _________________________________

Title:     _________________________________

[First Amendment - Imation]
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:     _________________________________

Name:     _________________________________

Title:     _________________________________
13

[Third Amendment - Imation]CHL:45603.3

[First Amendment - Imation]
FIFTH THIRD BANK, as a Lender

By:     _________________________________

Name:     _________________________________

Title:     _________________________________
CHL:45603.3
Exhibit A to First Amendment
[Guarantor Consent - Imation]

Guarantor Consent

Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Amendment is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment (together with all prior amendments) and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.
IMATION FUNDING CORP., as a Guarantor

By:     __________________________________

Name:     __________________________________

Title:     __________________________________
IMATION LATIN AMERICA CORP., as a Guarantor

By:     __________________________________

Name:     __________________________________

Title:     __________________________________

MEMOREX PRODUCTS, INC., as a Guarantor

By:     __________________________________

Name:     __________________________________

Title:     __________________________________

IMN DATA STORAGE LLC, as a Guarantor

By:     __________________________________

Name:     __________________________________

Title:     __________________________________

IMATION GOVERNMENT CORP., as a Guarantor

By:     __________________________________

Name:     __________________________________

Title:     __________________________________